Securities and Exchange Commission
                             Washington, D. C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 29, 2004


                            EXPLORATIONS GROUP, INC.
                        --------------------------------
                (Name of Registrant as specified in its charter)

       Delaware                          000-49864               65-1089222
       --------                          ---------               ----------
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)           File No.)           Identification No.)


       1801 Clint Moore Road, Suite 108, Boca Raton, Florida (561)997-1188
          ------------------------------------------------------------
          (Address and telephone number of principal executive offices)


                  INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.01 REGULATION FD DISCLOSURE
and
ITEM 8.01 OTHER EVENTS

On July 29, 2004 we executed a Reorganization Agreement (the "Agreement") with Parking Pro, Inc. and its Shareholders. Parking Pro is a newly formed corporation organized and operating under the laws of the State of New York. Parking Pro and/or affiliates thereto, are operators of public parking facilities in the New York Metropolitan area under leases and management contracts covering parking facilities owned by non-affiliated property owners.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statement of Business Acquired.

                  The unaudited financial statements of Parking Pro for the six month period ended June 30, 2004 are filed herewith.

         (b) Pro forma financial information.

         No pro forma financial statements are filed herewith. The Company will file all required pro forma financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K/A must be filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Explorations Group, Inc.


 /s/ Michelle Tucker
 -------------------
 BY: Michelle Tucker, president
 Dated: This 27th day of August 2004

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




                       PARKING PRO, INC. AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS

                        JUNE 30, 2004 and March 31, 2004

                                   (UNAUDITED)



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

PARKING PRO, INC

CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
                                                           30-Jun       31-Mar
                                                          --------     --------
                                                            2004         2004
                                                          --------     --------
ASSETS

Current assets:
   Cash ..............................................      47,000       23,000
   License fees receivable ...........................      67,000       67,000
   Management receivable .............................      63,000            -
   Real estate tax receivable ........................      39,000       39,000
   Prepaid rent ......................................      13,000       13,000
                                                          --------     --------

      Total current assets ...........................     229,000      142,000

Security .............................................      76,000       76,000
Deferred License fees ................................      13,000       13,000
Deferred management contract revenue .................      29,000       29,000
Deferred tax assets ..................................      31,000       31,000
                                                          --------     --------
      Total Assets ...................................     378,000      291,000
                                                          --------     --------

LIABILITIES AND CAPITAL DEFICIENCY

Current Liabilities:
   Interest payable ..................................      16,000       16,000
   Accrued expenses ..................................     370,900      358,200
   Due to Affiliate ..................................      76,000       76,000
   Prepaid parking revenue ...........................      10,000       10,000
   Due to landlord ...................................      45,000      101,000
   Current income taxes ..............................     137,000      137,000
   Sales tax payable .................................      27,000        4,000
   Deferred rent .....................................      22,000       22,000
   Real estate taxes .................................      32,000       39,000
                                                          --------     --------

      Total current liabilities ......................     735,900      763,200

Deferred income taxes payable ........................      13,000       13,000
Deferred rent less current portion ...................      54,000       54,000
Security deposit payable .............................      15,000       15,000
                                                          --------     --------

      Total liabilities ..............................     817,900      845,200
                                                          --------     --------

Commitments and contingencies

Capital Deficiency
Common stock, $0.001 par value-
 authorized 1,000,000 shares,
 3,000 issued and outstanding
Accumulated deficit ..................................    (439,900)    (554,200)
                                                          --------     --------
      Total liabilities and Capital deficency ........     378,000      291,000
                                                          --------     --------

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

PARKING PRO, INC

STATEMENTS OF OPERATIONS
(UNAUDITED)
                                                            30-Jun       31-Mar
                                                            -------      -------
                                                             2004         2004
                                                            -------      -------

Revenues:

Parking revenues .....................................      371,000      211,000
Management contract and License fee revenue ..........      207,000      103,000
Other ................................................       63,000            -
                                                            -------      -------
                                                            641,000      314,000
                                                            -------      -------

Reimbursement of real estate taxes ...................            -            -
                                                            -------      -------

Total revenues .......................................      641,000      314,000
                                                            -------      -------

Expenses:
    Cost of parking ..................................      218,000      119,000
    Cost of management contract and license fees .....      137,000       67,000
    General and administrative .......................       79,900       36,200
                                                            -------      -------
                                                            434,900      222,200

Reimbursed real estate taxes .........................            -            -
                                                            -------      -------

Total expenses .......................................      434,900      222,200

Income before provision for income taxes .............      206,100       91,800
Provision for income taxes:
Current ..............................................            -            -
Deferred .............................................            -            -
                                                            -------      -------
Net income ...........................................      206,100       91,800
                                                            -------      -------

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

NOTE 1: BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statement of Parking Pro, Inc. have been prepared internally by Parking Pro, in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Item 310 of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2004 are not necessarily indicative of the results that may be expected for the year ended December 31, 2004. The unaudited condensed financial statements should be read in conjunction with the consolidated financial statements and footnotes thereto included in the Parking Pro, Inc.'s audited condensed financial statements for the year ended December 31, 2003 which are included in the Form 8-K of Explorations Group, Inc dated August 26, 2004.


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